NEWS RELEASE ©2022 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: John O. Ambler Vice President Corporate Communications T – (412) 433-2407 E – joambler@uss.com Kevin Lewis Vice President Investor Relations T – (412) 433-6935 E – klewis@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides First Quarter 2022 Guidance PITTSBURGH, March 17, 2022 – United States Steel Corporation (NYSE: X) today provided first quarter 2022 guidance. First quarter 2022 adjusted EBITDA is expected to be approximately $1.3 billion, a new all-time record for the first quarter. First quarter 2022 adjusted diluted earnings per share is expected to be in the range of $2.96 to $3.00. “We expect to deliver another strong quarter of safety, adjusted EBITDA, free cash flow, and operational performance in the first quarter,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “At the beginning of the year, we communicated expected market softness for the first quarter, along with the normal seasonal impacts related to our mining operations. We are exiting the first quarter with spot business accelerating, steel prices rising, and the longest backlog at our Big River Steel operations since October. Additionally, as a result of continued execution of our differentiated commercial strategy, we are realizing significant upside on our fixed price contracts. We expect improving market conditions to continue into the second quarter as seasonal demand picks up and buyers begin to shift their attention to a more reliable, regional steel supply given the geopolitical risks and cost volatility which has increased in recent weeks.”

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Burritt continued, “The conflict in Ukraine is a human tragedy. Safety remains our number one priority. Our employees in Slovakia remain safe and we are demonstrating our culture of caring by assisting our Ukrainian neighbors through various charitable activities. The workforce in Slovakia has been quick to address refugee needs by supplying over 7,840 meals for refugees in Slovakia, working with Ukrainian suppliers to send 17 tons of food to Ukraine, and providing 800 beds for refugees arriving in Kosice. Over 220,000 refugees have crossed into Slovakia from Ukraine. In addition, we are demonstrating our S.T.E.E.L. Principles and culture of caring by announcing donation match programs through UNICEF and the Red Cross.” Burritt concluded, “We are actively monitoring the conflict in Ukraine for impacts and risks to our people and business. Today’s market dynamics reinforce what makes U. S. Steel’s business model unique. Our low-cost, captive iron ore assets in Minnesota are a sustainable competitive advantage that cannot be replicated by the competition. We are increasingly translating this competitive advantage to our growing fleet of electric arc furnaces. We are building a pig iron machine at Gary Works to supply Big River Steel with up to 50% of its ore-based metallics needs by the first half of 2023 and will continue to identify additional opportunities to broaden our metallics strategy. These actions build upon the regionally-sourced, low-cost iron ore advantage our U.S. blast furnaces have and the strategy in place with Big River Steel to supplement a portion of their prime scrap needs with home scrap from our integrated operations. We remain bullish for 2022 and another strong year of financial performance.” Stockholder Returns Update Quarter to date, the Company has repurchased approximately $100 million of common stock. As of March 17, 2022, there is approximately $550 million remaining under the Company’s cumulative $800 million stock buyback authorization. First Quarter Adjusted EBITDA Commentary The Flat-rolled segment’s adjusted EBITDA is expected to be impacted by approximately $150 million related to the seasonal mining headwinds that occur each year in the first quarter, as well as increased raw material costs, and a larger than expected headwind from cautious spot market activity. These headwinds are expected to be partially offset by increased revenue from our fixed price contracts.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com The Mini Mill segment is expected to continue delivering adjusted EBITDA margins similar to 2021 levels, reflecting the high-quality earnings of the Mini Mill segment. Cautious spot market activity throughout much of the quarter is expected to be partially offset by lower cost metallics consumed in the quarter. The recent geopolitical events are increasing spot steel demand, particularly at our Big River Steel operations, resulting in a growing backlog of orders. Considering the conflict in Ukraine and its impact on the global metallics supply, our raw material inventories remain well-positioned to continue meeting customer demand and contingency plans are in place to ensure raw materials are available from alternate sources. The European segment is expected to deliver adjusted EBITDA approaching fourth quarter levels and is expected to be the third best quarterly adjusted EBITDA. Steel prices and demand were stable throughout January and February and our European segment benefited from having its third blast furnace back on-line in February after a 60-day planned outage. Demand remains healthy from our facility in Slovakia in March, in light of the conflict in Ukraine, and our risk mitigation plans are working as we currently have inventory on site or in-transit to continue meeting customer demand. Alternate sources of supply are underway to continue meeting demand as we closely monitor the rapidly changing geopolitical situation. The Tubular segment’s adjusted EBITDA is expected to nearly double fourth quarter 2021’s performance. Selling prices continue to accelerate resulting in expanded margin performance for the segment. Our Tubular business is well-positioned to serve the U.S. energy market with value-add seamless pipe and a full suite of proprietary connections to meet customers’ on-shore drilling needs.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” "plan," "goal," "future," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions intensity reduction goals, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward- looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021. and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context and "Big River Steel" refers to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance 1Q 2022 Projected net earnings attributable to United States Steel Corporation included in guidance $ 870 Estimated income tax provision 245 Estimated net interest and other financial costs (income) (5) Estimated depreciation, depletion and amortization 190 Projected EBITDA included in guidance $ 1,300 Estimated first quarter adjustments - Projected adjusted EBITDA included in guidance $ 1,300 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance 1Q 2022 Projected net earnings attributable to United States Steel Corporation included in guidance $ 870 Estimated first quarter adjustments - Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 870 Reconciliation to Projected Adjusted Diluted Net Earnings Per Share Included in Guidance1 1Q 2022 Projected diluted net earnings per share included in guidance (mid-point of guidance) $ 2.98 Estimated first quarter adjustments - Projected adjusted diluted net earnings per share included in guidance (mid-point of guidance) $ 2.98 1 As noted in the 2021 Form 10-K, FASB Accounting Standard Update 2020-06 requires entities to use the If-Converted method for calculating diluted earnings per share, retiring the previous alternative calculation of the Treasury Stock method for calculating diluted earnings per share for convertible instruments. Under the If-Converted method, our total diluted shares for the quarter ended December 31, 2021 would have been approximately 300 million shares. This methodology is applied to the first quarter of 2022 and going forward.

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non-GAAP measures that exclude certain charges that are not part of the Company’s core operations. We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. ###

©2022 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com 2022 - 013 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for AllSM strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3™ advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.